Exhibit 99.2

FLOWSERVE DIVESTS LEGACY ASBESTOS LIABILITIES

•	Divestiture includes all asbestos liabilities, related insurance assets, and associated deferred tax assets

•	Simplifies capital structure, reduces volatility, and strengthens cash flow generation

•	Improves flexibility for capital allocation toward strategic growth opportunities

DALLAS - (BUSINESS WIRE)—October 28, 2025 - Flowserve Corporation (NYSE:FLS) (“Flowserve” or the “Company”), a leading provider of flow control products and services for the global infrastructure markets, has reached an agreement to divest BW/IP - New Mexico, Inc. (“BW/IP”), a wholly owned subsidiary of the Company that holds asbestos liabilities and related insurance assets, to an affiliate of Acorn Investment Partners (“Acorn”), a portfolio company of funds managed by Oaktree Capital Management L.P.

Under the terms of the agreement, Acorn will assume full responsibility for BW/IP and its administration and resolution of all current and future asbestos-related claims associated with the acquired liabilities. As a result of the transaction, Flowserve will permanently divest these liabilities, enabling the Company to simplify its capital structure and focus its future capital allocation towards value enhancing opportunities.

At closing, Flowserve will have no further financial exposure to the transferred liabilities, which will be fully managed and administered by Acorn, and for which Flowserve will be fully indemnified.

Transaction Overview

Acorn will acquire 100% of the equity in BW/IP. At closing of the transaction, BW/IP will be capitalized with the related insurance assets and a total of approximately $219 million in cash, of which Flowserve will contribute $199 million in cash and Acorn will contribute $20 million in cash. As a result of the transaction, Flowserve will remove all asbestos liabilities, related insurance assets, and associated deferred tax assets from the Company’s consolidated balance sheet.

The estimated impact of the divestiture will be a one-time loss of approximately $135 million in the fourth quarter of 2025, including certain transaction related costs, and subject to customary closing adjustments as of the final close date. The one-time loss will be excluded from adjusted earnings per share.

The transaction, which is expected to close in the fourth quarter of 2025, will improve free cash flow by approximately $15 million to $20 million annually.

Third Quarter Earnings Webcast and Conference Call Instructions

Flowserve will host its quarterly earnings conference call to discuss third quarter results on Wednesday, October 29, at 10:00 a.m. Eastern Time. The call can be accessed by shareholders and other interested parties on Flowserve’s Investors page.

Advisors

J.P. Morgan Securities LLC is serving as financial advisor, and Baker McKenzie is serving as legal advisor to Flowserve. Debevoise & Plimpton LLP is serving as legal advisor to Acorn.

About Flowserve

Flowserve Corporation is one of the world’s leading providers of fluid motion and control products and services. Operating in more than 50 countries, the Company produces engineered and industrial pumps, seals and valves as well as a range of related flow management services. More information about Flowserve can be obtained by visiting the Company’s website at www.flowserve.com.

About Acorn Investment Partners Acorn Investment Partners is a specialized investment firm focused on insurance asset management, specialty finance investments, and off-the-run special situations. The firm is led by experienced professionals with decades of combined experience across a variety of asset classes and investment types, including structured finance, insurance solutions, and growth equity. Founded in 2025, Acorn Investment Partners, a portfolio company of funds managed by Oaktree Capital Management, L.P., takes a modern and proprietary approach to asset management.

Safe Harbor Statement: This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as, “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this news release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the following: global supply chain disruptions and the current inflationary environment could adversely affect the efficiency of our manufacturing and increase the cost of providing our products to customers; a portion of our bookings may not lead to completed sales, and our ability to convert bookings into revenues at acceptable profit margins; changes in global economic conditions and the potential for unexpected cancellations or delays of customer orders in our reported backlog; our dependence on our customers’ ability to make required capital investment and maintenance expenditures; if we are not able to successfully execute and realize the expected financial benefits from any restructuring and realignment initiatives, our business could be adversely affected; the substantial dependence of our sales on the success of the energy, chemical, power generation and general industries; the adverse impact of volatile raw materials prices on our products and operating margins; economic, political and other risks associated with our international operations, including military actions, trade embargoes, epidemics or pandemics and changes to tariffs or trade agreements that could affect customer markets, particularly North African, Latin American, Asian and Middle Eastern markets and global oil and gas producers, and non-compliance with U.S. export/re-export control, foreign corrupt practice laws, economic sanctions and import laws and regulations; the impact of public health emergencies, such as outbreaks of epidemics, pandemics, and contagious diseases, on our business and operations; increased aging and slower collection of receivables, particularly in Latin America and other emerging markets; potential adverse effects resulting from the implementation of new tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; our exposure to fluctuations in foreign currency exchange rates, including in hyperinflationary countries such as Argentina; potential adverse consequences resulting from litigation to which we are a party, such as litigation involving asbestos-containing material claims; expectations regarding acquisitions and the integration of acquired businesses; the potential adverse impact of an impairment in the carrying value of goodwill or other intangible assets; our dependence upon third-party suppliers whose failure to perform timely could adversely affect our business operations; the highly competitive nature of the markets in which we operate; if we are not able to maintain our competitive position by successfully developing and introducing new products and integrate new technologies, including artificial intelligence and machine learning; environmental compliance costs and liabilities; potential work stoppages and other labor matters; access to public and private sources of debt financing; our inability to protect our intellectual property in the United States, as well as in foreign countries; obligations under our defined benefit pension plans; our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud; the recording of increased deferred tax asset valuation allowances in the future or the impact of tax law changes on such deferred tax assets could affect our operating results; our information technology infrastructure could be subject to service interruptions, data corruption, cyber-based attacks or network security breaches, which could disrupt our business operations and result in the loss of critical and confidential information; ineffective internal controls could impact the accuracy and timely reporting of our business and financial results; and other factors described from time to time in our filings with the Securities and Exchange Commission.

All forward-looking statements included in this news release are based on information available to us on the date hereof, and we assume no obligation to update any forward-looking statement.

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company’s performance. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

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Investor Contacts
Brian Ezzell, Vice President, Investor Relations, Treasurer & Corporate Finance	(469) 420-3222
Olivia Webb, Director, Investor Relations	(469) 420-3223

Media Contact: media@flowserve.com